ING Partners, Inc.

ING Fidelity VIP Contrafund Portfolio

(“Portfolio”)

Supplement dated December 12, 2007

to the Service (“S”) Class and

Adviser (“ADV”) Class Prospectus

dated April 30, 2007

Effective October 25, 2007 Robert Stansky, John Avery, Matthew Friedman, Adam Hetnarski, Steve Kaye, Robert Lee, John Roth, Douglas Simmons, and Pierre Sorel will replace William Danoff and Jason Weiner as Portfolio Managers of the Master Fund Portfolio. The Prospectus is hereby revised as follows:

Paragraphs five (5) and six (6) of the section entitled “Sub-Advisor to each Master Fund” on page 16 of the Prospectus are hereby deleted and replaced with the following:

Robert Stansky, Vice President and Portfolio Manager, is group manager of VIP Contrafund Portfolio and is responsible for assignment of managers to sectors, managing daily cash flows directing risk management and overseeing in the portfolio. He will not select individual securities in the sectors. He joined Fidelity as a research analyst in 1983, and worked as a research assistant from 1984 to 1987. He also manages other Fidelity funds.

John Avery, Portfolio Manager, is a manager of VIP Contrafund Portfolio and is responsible for securities selection within the sectors industrial and materials. He has managed Fidelity Fund since 2002. He joined Fidelity in 1995 as an equity research analyst following the chemical industry. He also manages other Fidelity funds.

Matt Friedman, Portfolio Manager, is a manager of VIP Contrafund Portfolio and is responsible for securities selection within the energy sectors. He also manages other Fidelity funds. He joined Fidelity in June 1999 as a summer intern in the equity research department covering Internet infrastructure stocks. He then joined the research group full time in August 2000 following the specialty pharmaceuticals and generics stocks. He also subsequently covered the media, cable and satellite sectors.

Adam Hetnarski, Portfolio Manager, is a manager of VIP Contrafund Portfolio and is responsible for securities selection within the technology sectors. He also manages other Fidelity funds. He joined Fidelity as a member of the Fidelity Investments Institutional Services Company, Inc. (FIIS) training program in 1991. In 1992, he became a structured equity analyst for Fidelity Management Trust Company (FMTC) and later served as a structured equity portfolio manager. Upon joining Fidelity Management & Research Company (FMRCo.) as an equity research analyst in 1994, he began following the networking, electronics and other technology related industries.

Steven Kaye, Portfolio Manager, is a manager of VIP Contrafund Portfolio and is responsible for securities selection within the health care sectors. He joined Fidelity in 1985 as an analyst covering health care stocks. Shortly after joining the firm, he was named a portfolio manager. Since then he has managed other Fidelity funds.

Robert Lee, Portfolio Manager, is a manager of VIP Contrafund Portfolio and is responsible for securities selection within the consumer staples sector. He also manages other Fidelity funds. He also serves as sector leader of the consumer industries equity research group. He joined Fidelity as an equity research analyst in 2001 following the business services and supply chain technology industries. In 2003, he began following the restaurant industry and added the food and beverage industries in 2004.

John Roth, Portfolio Manager, is a manager of VIP Contrafund Portfolio and is responsible for securities selection within the consumer discretionary sectors. He also managed other Fidelity funds. He was an MBA intern with Fidelity following energy service companies from June 1998 until

June 1999. He then joined Fidelity permanently in September 1999 as an equity analyst covering electric and gas utilities.

Douglas Simmons, Portfolio Manager, is a manager of VIP Contrafund Portfolio and is responsible for securities selection within the telecommunications and utilities sectors. He also manages other Fidelity funds. He joined Fidelity in 2003 as an equity research analyst covering environmental and electric and gas utility stocks.

Pierre Sorel, Portfolio Manager, is a manager of VIP Contrafund Portfolio and is responsible for securities selection within the financials sectors. He has also managed other Fidelity funds. He joined Fidelity International Limited (FIL) in 1998 as an equity research analyst following the European leisure industry and also subsequently followed European autos and banks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE